ADAPTIVE ALLOCATION PORTFOLIO

PROSPECTUS

MAY 1, 2012

As Revised June 1, 2012

1-866-263-9260

Advised by:

Critical Math Advisors, LLC

3840 Quakerbridge Road

Suite 130

Hamilton, New Jersey 08619

This Prospectus provides important information about the Portfolio that you should know before investing.  Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

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PORTFOLIO SUMMARY

Investment Objective:  The Portfolio’s investment objectives are to provide growth and risk-adjusted total return.

Fees and Expenses of the Portfolio:  This table describes the annual operating expenses that you may indirectly pay if you invest in the Portfolio through your retirement plan or if you allocate your insurance contract premiums or payments to the Portfolio.  However, each insurance contract and separate account involves fees and expenses that are not described in this Prospectus.  If the fees and expenses of your insurance contract or separate account were included in this table, your overall expenses would be higher.  You should review the insurance contract prospectus for a complete description of fees and expenses.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and Service (12b-1) Fees(1)	0.50%
Other Expenses	0.42%
Acquired Fund Fees and Expenses(2)	0.45%
Total Annual Portfolio Operating Expenses	2.37%

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Shareholders of the Portfolio may pay annual 12b-1 expenses of up to 1.00%.  Currently, the Board has authorized the Portfolio to pay 12b-1 fees at an annual rate of up to 0.50%.  Shareholders will receive advance notice of any increase.  A portion of the fee payable pursuant to the plan, equal to 0.25% of the Portfolio’s average daily net assets, is currently characterized as a service fee, which may be paid out to entities providing maintenance of shareholder accounts and certain other shareholder services. The adviser may receive such service fees with respect to Portfolio accounts for which it provides shareholder servicing. An additional 0.01% of Distribution fees were voluntarily waived during the last fiscal year end, such that Total Annual Fund Operating Expenses were actually 2.36%.

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Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Portfolio’s financial highlights because the financial statements include only the direct operating expenses incurred by the Portfolio.

Example:  This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods.  You would pay the same expenses if you did not redeem your shares.  However, each insurance contract and separate account involves fees and expenses that are not included in the Example.  If these fees and expenses were included in the Example, your overall expenses would be higher.  The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$240	$739	$1,265	$2,706

Portfolio Turnover:  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio's performance.  During the most recent fiscal year, the Portfolio's portfolio turnover rate was 243% of the average value of its portfolio.

Principal Investment Strategies: The Portfolio’s adviser seeks to achieve the Portfolio's investment objectives by allocating assets in a combination of (1) open-end investment companies (mutual funds), (2) exchange-traded funds (“ETFs”), (3) closed-end investment companies (collectively "Underlying Funds"), and (4) equity and debt securities, including American Depositary Receipts (“ADRs”) using the adviser's proprietary technical and fundamental screening models.  Although the Portfolio’s

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strategy is focused primarily on the capital appreciation component of its total return objective, the income component of the objective is derived primarily from interest income from fixed income securities, and stock dividends.  The phrase “risk-adjusted” in the Portfolio’s objective refers to the goal of enhancing total return by reducing loses when markets are declining.  The Portfolio defines equity securities as common and preferred stock, convertible securities, warrants, and ADRs for common and preferred stocks.  The Portfolio may also take short positions in common stocks.  The Portfolio’s adviser selects securities from issuers of any market capitalization, credit quality or country.  The Portfolio may invest in fixed income securities that are sometimes referred to as "high yield" or “junk” bonds.  The Portfolio defines high yield bonds as those rated lower than Baa3 by Moody's Investors Service ("Moody's") or lower than BBB- by Standard and Poor's Rating Group ("S&P"), or if unrated, determined by the adviser to be of similar quality.  Such securities are considered speculative investments that carry greater risk of default.

The Underlying Funds include high beta index funds (“HBIFs”), which are mutual funds and ETFs that track an equity or fixed income index by investing in leveraged instruments such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices.  HBIFs are more volatile than the benchmark index they track and typically don’t invest directly in the securities included in the benchmark, or in the same proportion that those securities are represented in that benchmark. HBIFs seek to provide investment results that will match a certain percentage greater than 100% of the performance of a specific benchmark on a daily basis. For example, if a HBIF’s current benchmark is 200% of the S&P 500 Index and it meets its objective, the value of the HBIF will tend to increase on a daily basis 200% of any increase in the underlying index (if the S&P 500 Index goes up 5% then the HBIF’s value should go up 10%). When the value of the underlying index declines, the value of the HBIF’s shares should also decrease on a daily basis by 200% of the value of any decrease in the underlying index (if the S&P 500 Index goes down 5% then the value of the HBIF should go down 10%).

The Portfolio may invest in foreign markets.  The Underlying Funds include ETFs which invest primarily in foreign equity or fixed income securities, including emerging market ETFs and foreign bond funds. ADRs are traded on U.S. exchanges and represent an ownership interest in a foreign security. They are generally issued by a U.S. bank or trust as a substitute for direct ownership of the foreign security.  The Portfolio typically will not invest directly in foreign securities, but will, in any case, limit such direct foreign investments to 25% of its net assets.

The adviser uses proprietary models to determine the types and amounts of securities in the Portfolio’s portfolio. The models used are technical and fundamental. The technical models are proprietary trading strategies based on applying certain mathematical properties (such as linear regressions and weighted moving averages) to the value of a stock index (such as the S&P 500, Russell 2000, or MSCI Emerging Markets Index) or a bond category or index (such as inflation-protected securities, municipal bonds, corporate bonds, or foreign bonds).  The technical models seek to invest in the market when the trends suggest lower risk and not invest in the market when the trends suggest higher risk.  The adviser uses the models to seek optimum returns relative to reduced risk for the Portfolio.  The fundamental models are proprietary trading strategies that search a monthly database of profit/loss and balance sheet figures to identify investment candidates.  Such figures include, but are not limited to, revenue, earnings, margins, total return, income and p/e ratio. The fundamental models are used to select all of the Portfolio’s direct investments in stocks, and the technical models are generally used to select Underlying Funds.  The proportion of Portfolio assets invested under either type of model will vary with the adviser’s investment allocation and risk reduction strategies, as well as with market conditions.  Generally, securities are purchased to fulfill the adviser's asset allocation targets and specific equity securities are selected based upon the

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adviser's fundamental screening criteria (e.g. revenue, earnings, margins, total return, income, p/e ratio, etc.).  Securities are sold when they no longer meet the adviser's fundamental criteria, stop-loss limits are reached, or to rebalance asset class allocations.  The adviser may sell common stock short when it believes the value of the company's stock will depreciate and covers (buys back) the shares when a target price has been reached.  The adviser's use of its proprietary models typically results in active trading and the adviser may engage in frequent buying and selling of portfolio securities to achieve the Portfolio's investment objectives.

Although current income is not the Portfolio’s primary focus, it may invest in Underlying Funds that, in turn, invest in long, medium, or short-term bonds, foreign bonds, and other fixed income securities of varying credit quality, whenever the adviser believes they offer a potential for capital appreciation, for example high yield bond funds.  Typically, the Portfolio will not invest directly in bonds and other fixed income securities.  However, if warranted pursuant to the adviser’s proprietary investment models, the Portfolio may pursue such direct investments to the extent the adviser deems them consistent with the Portfolio’s investment objective.

Principal Investment Risks:  As with all mutual funds, there is the risk that you could lose money through your investment in the Portfolio.  Many factors affect the Portfolio’s net asset value and performance.

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Derivatives Risk:  The Portfolio may invest in Underlying Funds that use derivatives (including options, futures and options on futures) to invest or to hedge.  An Underlying Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments.

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Emerging Market Risk:   In addition to the risks generally associated with investing in securities of foreign companies, countries with emerging markets also may have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.

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Equity Risk:  The net asset value of the Portfolio will fluctuate based on changes in the value of the equity securities held by the Portfolio or Underlying Funds that invest in U.S. and/or foreign equity securities.  Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

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Fixed Income Risk:  The value of the Portfolio's investments in fixed income securities whether held directly or through Underlying Funds, will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities.  On the other hand, if rates fall, the value of the fixed income securities generally increases. Your investment will decline in value if the value of the Portfolio’s investments decreases. In addition, Underlying Funds may invest in high yield bonds sometimes referred to as “junk bonds.” These bonds are speculative investments that carry greater risks and are more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality fixed income securities.

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Foreign Risk:  When the Portfolio invests in foreign securities directly or through ADRs or Underlying Funds, the Portfolio could be subject to greater risks because the Portfolio’s performance may depend on issues other than the performance of a particular U.S. company or U.S. market sector.  Foreign securities typically have less financial disclosure than U.S. securities and may expose the Portfolio to tax, currency exchange rate and repatriation risks.

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Issuer-Specific Risks:  The price of an individual security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole.  An individual issuer’s securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product or service, or the loss of key management personnel.

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Management Risk:  The adviser's dependence on technical and fundamental models and judgments about the attractiveness, value and potential appreciation of particular asset classes, securities and Underlying Funds in which the Portfolio invests may prove to be incorrect and may not produce the desired results.

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Portfolio Turnover Risk:  As to the portion of the portfolio invested in ETFs, closed-end investment companies, equities and fixed income securities, turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs.  The adviser's investment style will likely result in most capital gains within the portfolio being realized as short-term capital gains which will be subject to higher tax rates than long-term capital gains.

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Short Position Risk:  The Portfolio will incur a loss as a result of a short position if the price of the short position instrument increases in value between the date of the short position sale and the date on which the Portfolio purchases an offsetting position.  Short positions may be considered speculative transactions and involve special risks, including greater reliance on the adviser’s ability to accurately anticipate the future value of a security or instrument.  The Portfolio's losses are potentially unlimited in a short position transaction.

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Underlying Funds Risk:  Mutual funds, closed-end funds and ETFs are subject to investment advisory and other expenses, which will be indirectly paid by the Portfolio.  As a result, the cost of investing in the Portfolio will be higher than the cost of investing directly in other investment companies and may be higher than other mutual funds that invest directly in stocks and bonds.  The ETFs in which the Portfolio invests will not be able to replicate exactly the performance of the indices they track and the market value of ETF and closed-end fund shares may differ from their net asset value.  Each investment company and ETF is subject to specific risks, depending on the nature of the fund.

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Performance:  The bar chart and performance table set out below help show the returns and risks of investing in the Portfolio. The bar chart shows performance of the Portfolio for each full calendar year since the Portfolio's inception. The performance table compares the performance of the Portfolio over time to the performance of a broad-based securities market index. You should be aware that the Portfolio’s past performance may not be an indication of how the Portfolio will perform in the future.  Updated performance information is available at no cost by calling 1-866-263-9260 or visiting www.unusualfund.com.

Performance Bar Chart for Calendar Years Ended December 31.

Best Quarter:	3rd Quarter 2009	19.27%
Worst Quarter:	1st Quarter 2009	(9.99)%

Performance Table

Average Annual Total Returns

(For period ended December 31, 2011)

	One Year	Since the Portfolio’s May 22, 2007 Inception
Return before taxes	(3.66)%	1.74%
S&P 500® Index	2.11%	(1.97)%

The S&P 500® Index is an unmanaged market capitalization-weighted index of 500 of the largest capitalized U.S. domiciled companies. Index returns assume reinvestment of dividends. Unlike the Portfolio’s returns, however, they do not reflect any fees or expenses. An investor cannot invest directly in an index.

Investment Adviser:  Critical Math Advisers, LLC is the Portfolio’s investment adviser.

Portfolio Managers:  Lewis Arno and Derek Bilcik are each co-portfolio managers.  Each portfolio manager has served the Portfolio in their respective capacity since it commenced operations in May 2007.  Each portfolio manager is jointly and primarily responsible for the day-to-day management of the Portfolio.

Purchase and Sale of Portfolio Shares:  Shares of the Portfolio are intended to be sold to certain separate accounts of participating life insurance companies, as well as qualified pension and retirement plans and certain unregistered separate accounts.  You and other purchasers of variable annuity contracts will not own shares of the Portfolio directly. Rather, all shares will be held by the separate accounts for your benefit and the benefit of other purchasers of variable annuity contracts. You may purchase and redeem shares of a Portfolio on any day that the New York Stock Exchange is open.

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Tax Information:  It is the Portfolio’s intention to distribute all such income and gains.  Generally, owners of variable insurance contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible state or local taxes. Please refer to your insurance contract prospectus or retirement plan documents for additional information on taxes.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment.  Ask your salesperson for more information.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

General Information about the Portfolio/Adviser:  This Prospectus describes the Adaptive Allocation Portfolio (the “Portfolio”), a series of Northern Lights Variable Trust, a Delaware statutory trust (the “Trust”).  The Portfolio’s investment adviser is Critical Math Advisors LLC (the “Adviser”). The Portfolio is an investment vehicle for variable annuity contracts. The Portfolio also may be used as an investment vehicle for qualified pension and retirement plans and certain unregistered separate accounts.  Shares of the Portfolio are offered to life insurance companies and their separate accounts to fund the benefits of variable annuity contracts.  In the future, the Portfolio’s shares may be offered to flexible premium variable life insurance policies and to qualified pension and retirement plans and unregistered separate accounts.  Shares are not offered to the general public.

This Prospectus includes important information about the Portfolio that you should know before investing.  You should read this Prospectus and keep it for future reference.  You should also read the separate account prospectus for the variable annuity contract that you want to purchase.  That prospectus contains information about the contract, the separate accounts and expenses related to purchasing a variable annuity contract.

Although the Portfolio has the same or similar investment objectives and strategies as a similarly named publicly available fund advised by Critical Math Advisors LLC (the “Adviser”), the Portfolio:

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Is not the same fund as the publicly available fund;

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Is not the same size as the publicly available fund; and

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Has different performance, fees and expenses than the publicly available fund.

Investment Objectives:  The Portfolio’s investment objectives are to provide growth and risk-adjusted total return.  The Portfolio’s investment objectives are not a fundamental policy, and may be changed by the Portfolio's Board of Trustees without shareholder approval upon 60 days written notice.

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Principal Investment Strategies:  The Portfolio’s adviser seeks to achieve the Portfolio's investment objectives by allocating assets in a combination of (1) open-end investment companies (mutual funds), (2) exchange-traded funds (“ETFs”), (3) closed-end investment companies (collectively "Underlying Funds"), and (4) equity and debt securities, including American Depositary Receipts (“ADRs”) using the adviser's proprietary technical and fundamental screening models.  Although the Portfolio’s strategy is focused primarily on the capital appreciation component of its total return objective, the income component of the objective is derived primarily from interest income from fixed income securities, and stock dividends.  The phrase “risk-adjusted” in the Portfolio’s objective refers to the goal of enhancing total return by reducing loses when markets are declining.  The Portfolio defines equity securities as common and preferred stock, convertible securities, warrants, and ADRs for common and preferred stocks.  The Portfolio may also take short positions in common stocks.  The Portfolio's adviser selects securities from issuers of any market capitalization, credit quality or country.  The Portfolio may invest in fixed income securities that are sometimes referred to as "high yield" or “junk” bonds.  The Portfolio defines high yield bonds as those rated lower than Baa3 by Moody's Investors Service ("Moody's") or lower than BBB- by Standard and Poor's Rating Group ("S&P"), or if unrated, determined by the adviser to be of similar quality.  Such securities are considered speculative investments that carry greater risk of default.

Allocation of Assets: The adviser allocates the Portfolio's assets among the Underlying Funds or individual securities representing various segments of the financial markets, which may include various style and capitalization combinations as further described below.  The adviser varies these allocations in accordance with its proprietary asset allocation models, which are designed to anticipate and respond to economic and market trends, particularly market volatility trends, seeking a mix that will most likely achieve the Portfolio's investment objective while mitigating the attendant risk.  Each such model is rule-based; such that the adviser is bound to adhere to the model’s buy and sell signals with respect to that portion of the Portfolio’s assets allocated to the model. A security is sold in the fundamental models when it no longer meets all the required criteria (e.g. revenue, earnings, margins, total return, income, p/e ratio, etc.). Stop-loss limits may also determine when a security is sold. Investments are sold in the technical models when a trend change is identified and the current holdings are deemed inappropriate in the new market condition. Each model has built in mechanisms that attempt to capture returns in up markets and avoid loss in down markets.  At times, the models may require reduced exposure or neutrality with respect to the stock markets, at which time a significant portion of the Portfolio’s assets may be held in cash or cash equivalent positions, or fixed income securities.

Fundamental Models – Direct Investments:  The adviser assesses the relative risk and reward potential throughout the equity markets, underweighting investments if their performance is expected to be weak, and overweighting investments in segments where the adviser believes performance will justify the risk.  Prior to investing in a security, the adviser utilizes proprietary fundamental models that screen thousands of stocks in accordance with the adviser’s criteria, which includes profit/loss and balance sheet figures such as, but not limited to, revenue, earnings, margins, total return, income, p/e ratio and p/b ratio.  Equity securities in which the Portfolio will invest include, but are not limited to, common and preferred stock, convertible securities, and warrants.  The Portfolio may also establish short positions through short sales in equity securities or stock indices when the adviser anticipates a decline in the market price of a security. Although the Portfolio does not seek current income, it may invest directly in long, medium or short-term bonds and other fixed income securities with no minimum credit quality whenever the adviser believes they offer a potential for capital appreciation.  The Portfolio may invest without limitation in lower rated “junk” bonds.  As explained under “Technical Models” below, the adviser typically will invest in Underlying Funds that provide current income, rather than invest directly in fixed income securities.

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There is no assurance that the adviser will be successful in its assessments in meeting the Portfolio’s investment objective.

Technical Models – Selection of Underlying Funds:  The adviser invests in index and sector funds, based on proprietary technical systems.  It typically invests in high beta index funds ("HBIFs") that track core indices such as the Russell 2000, S&P 500, or MSCI Emerging Markets Indices and further allocates assets  among various sector mutual funds as well as bond or money market funds. The technical models vary in investment selection and trade frequency, with an average holding period of four to five months.  The Portfolio invests in Underlying Funds that invest in common stock or securities convertible into or exchangeable for common stock such as convertible preferred stock, convertible debentures, warrants, options and futures.  Some Underlying Funds may invest directly in long, medium, or short-term bonds, foreign bonds, and other fixed income securities with no minimum credit quality.  The adviser selects specific Underlying Funds for investment, in part, on their investment goals and strategies, their investment advisers and portfolio managers, their market exposure and volatility, and on the analysis of their past performance (absolute, relative and risk-adjusted).

Underlying Funds include high beta index funds, which are mutual funds and ETFs that track an equity or fixed income index by investing in leveraged instruments such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices.  HBIFs are more volatile than the benchmark index they track and typically don’t invest directly in the securities included in the benchmark, or in the same proportion that those securities are represented in that benchmark. HBIFs seek to provide investment results that will match a certain percentage greater than 100% of the performance of a specific benchmark on a daily basis. For example, if a HBIF’s current benchmark is 200% of the S&P 500 Index and it meets its objective, the value of the HBIF will tend to increase on a daily basis 200% of any increase in the underlying index (if the S&P 500 Index goes up 5% then the HBIF’s value should go up 10%). When the value of the underlying index declines, the value of the HBIF’s shares should also decrease on a daily basis by 200% of the value of any decrease in the underlying index (if the S&P 500 Index goes down 5% then the value of the HBIF should go down 10%).

The adviser also considers other factors in the selection of Underlying Funds, such as fund size, liquidity, expense ratio, quality of shareholder service, reputation, tenure and relative performance of the portfolio managers, general composition of its investment portfolio and current and expected portfolio holdings. Some of the Underlying Funds in which the Portfolio invests may not share the same investment objective and investment limitations as the Portfolio. The Portfolio may invest its assets in Underlying Funds from different mutual funds families, managed using a variety of investment objectives and strategies.  Also, because the Portfolio may invest heavily in HBIFs and because the number of investment advisers offering a wide range of HBIFs is limited, the Portfolio may have a large percentage of its Underlying Fund assets managed by one investment adviser.  Under certain circumstances, the adviser may invest in Underlying Funds known as “inverse funds,” which are designed to produce results opposite to market trends.  Inverse funds seek daily investment results, before fees and expenses, which correspond to the inverse (opposite) of the daily performance of a specific benchmark.

The Portfolio and each Underlying Fund may invest in foreign securities. Investments may include ETFs which invest primarily in foreign equity or fixed income securities, including emerging market ETFs and foreign bond funds or the Portfolio may invest in  ADRs that are traded on U.S. exchanges and represent an ownership interest in a foreign security. ADRs are generally issued by a U.S. bank or trust as a substitute for direct ownership of the foreign security.  The Portfolio typically will not

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invest directly in foreign securities, but will, in any case, limit such direct foreign investments to 25% of its net assets.

Derivatives and Hedging Techniques: Although the Portfolio typically will not invest directly in derivatives, the Underlying Funds in which the Portfolio invests may use derivative contracts, such as futures and options on securities, securities indices or currencies; options on these futures; forward currency contracts; and interest rate or currency swaps for any of the following purposes:

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To hedge against the economic impact of adverse changes in the market value of its securities, because of changes in stock market prices, currency exchange rates or interest rates

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As a substitute for buying or selling securities

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As a cash flow management technique.

A derivative contract will obligate or entitle the Underlying Fund to deliver or receive an asset or cash payment based on the change in value of one or more securities, currencies or indices.

Principal Investment Risks:

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Derivatives Risk:  Although the Portfolio typically will not invest directly in derivatives, a significant amount of the Portfolio’s assets may be exposed to derivatives risk by virtue of the Portfolio’s investments in Underlying Funds, particularly HBIFs, which invest in derivatives.  Such derivatives include options, futures, options on futures (including those relating to stocks, indices, foreign currencies and interest rates), and swaps. A small investment in derivatives could have a potentially large impact on the Underlying Fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by an Underlying Fund will not correlate with other investments.

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Credit Risk:  When an Underlying Fund uses derivatives; it is subject to the risk that the other party to the agreement will not be able to perform.

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Hedging Effectiveness Risk:  When a derivative is used as a hedge against an opposite position that an Underlying Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa.  While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

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Investment Strategy Risk:  When an Underlying Fund uses derivatives as an investment vehicle to gain market exposure, rather than for hedging purposes, any loss on the derivative investment will not be offset by gains on another hedged investment.  The Portfolio is therefore indirectly exposed to the risks of that derivative. Gains or losses from derivative investments may be substantially greater than the derivative’s original cost.

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Leverage Risk:  An Underlying Fund's trading in derivative instruments can result in large amounts of leverage.  Thus, the leverage offered by trading in derivative instruments may magnify the gains and losses experienced by the Underlying Fund and could cause the Portfolio’s net asset value to be subject to wider fluctuations than

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would be the case if the Underlying Fund did not use the leverage feature in derivative instruments.

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Liquidity Risk: Derivative instruments, especially when traded in large amounts, may not be liquid in all circumstances, so that in volatile markets the Underlying Fund may not be able to close out a position without incurring a loss.

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Segregation Requirements Risk: As an open-end investment company registered with the SEC, the Portfolio (and the Underlying Funds, except for select ETFs that are not investment companies) are subject to the federal securities laws, usually including the 1940 Act, related rules, and various SEC and SEC staff positions.  In accordance with these positions, with respect to certain kinds of derivatives, the Underlying Funds must “set aside” (referred to sometimes as “asset segregation”) liquid assets, or engage in other SEC-or staff-approved measures, while the derivatives contracts are open.  For example, with respect to forwards and futures contracts that are not contractually required to “cash-settle,” the Underlying Funds must cover their open positions by setting aside liquid assets equal to the contracts’ full, notional value.  With respect to forwards and futures that are contractually required to “cash-settle,” however, the Underlying Funds are permitted to set aside liquid assets in an amount equal to the Underlying Fund’s daily marked-to-market (net) obligations, if any (i.e., the daily net liability, if any), rather than the notional value.  By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Underlying Funds will have the ability to employ leverage to a greater extent than if the Underlying Funds were required to segregate assets equal to the full notional value of such contracts.  The use of leverage involves certain risks.  The Portfolio reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

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Tracking Risk: When used for hedging purposes, an imperfect or variable degree of correlation between price movements of the derivative instrument and the underlying investment sought to be hedged may prevent an Underlying Fund from achieving the intended hedging effect or expose the Underlying Fund to the risk of loss.

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Equity Risk:  The net asset value of the Portfolio will fluctuate based on changes in the value of the equity securities held by the Portfolio or Underlying Funds that invest in U.S. and/or foreign equity securities.  Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

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Growth Stock Risk:  Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

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IPO Risk: The Portfolio has not in the past and does not plan to do so, but may purchase securities of companies in initial public offerings ("IPOs"). The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the Portfolio's performance depends on a variety of factors, including the number of IPOs the Portfolio invests in relative to the size of the Portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As the Portfolio's asset base increases, IPOs often have a diminished effect on the Portfolio's performance.

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Small and Medium Issuer Risk: Investments in Underlying Funds that own small and medium capitalization companies and direct investments in individual small and medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, small capitalization companies may have limited product lines, markets, and financial resources and may be dependent upon a relatively small management group. These securities may trade over-the-counter or listed on an exchange and may or may not pay dividends.

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Stock Market Volatility:  Stock markets are volatile and there is a risk that the price of a security will rise or fall due to changing economic, political or market conditions, as well as company-specific factors.  Consequently, the value of your investment in the Portfolio will go up and down, which means that you could lose money. The Portfolio’s investments in HBIFs may increase its exposure to stock market volatility.

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Value Stock Risk:  Value stocks involve the risk that they may never reach what the investment adviser believes is their full market value, either because the market fails to recognize the stock's intrinsic worth or the adviser misgauged that worth. They also may decline in price, even though, in theory, they are already undervalued. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Portfolio's performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing growth stocks).

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Fixed Income Risk:  The value of the Portfolio's investments in fixed income securities, whether held directly or through Underlying Funds, will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Portfolio.  On the other hand, if rates fall, the value of the fixed income securities generally increases. Your investment will decline in value if the value of the Portfolio’s investments decreases. In addition, Underlying Funds may invest in high yield bonds sometimes referred to as “junk bonds.”  These bonds are speculative investments that carry greater risks and are more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality fixed income securities.  Investments in foreign bond funds are subject to all the risks of fixed income, as well as risks of foreign exposure described below.

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Default Risk: Investments in fixed income securities are subject to the risk that the issuer of the security could default on its obligations, causing the Portfolio to sustain losses on those investments.  A default could impact both interest and principal payments.  Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities held by the Portfolio, thereby reducing the value of your investment in Portfolio shares.  In addition, default may cause the Portfolio to incur expenses in seeking recovery of principal or interest on its portfolio holdings.

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High Yield Bond Risk: Lower quality bonds, known as high yield bonds or “junk bonds,” present a significant risk for loss of principal and interest.  These bonds offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond’s issuer or guarantor may not be able to make its payments of interest and principal.  If that happens, the value of the bond may decrease, and the Portfolio’s share price may decrease and its income distribution may be reduced.  An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Portfolio’s ability to

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sell its bonds.  The lack of a liquid market for these bonds could decrease the Portfolio’s share price.

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Prepayment Risk: Certain types of pass-through securities, such as mortgage-backed securities, have yield and maturity characteristics corresponding to underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial payment of principal. Besides the scheduled repayment of principal, payments of principal may result from voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans. Other fixed income securities, such as corporate bonds, may also permit the issuer to voluntarily prepay the principal prior to its scheduled maturity date.  For example, when interest rates fall, principal will generally be paid off faster, since many corporations and homeowners will refinance their debt at lower rates.

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Foreign Exposure:  Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.  Special risks associated with direct investments in foreign companies, or investments in ETFs that invest primarily in foreign securities include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.

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Emerging Market Risk:  In addition to the risks generally associated with investing in securities of foreign companies, countries with emerging markets also may have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.

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ADR Risk:  ADRs may be purchased by the Portfolio or by Underlying Funds through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored ADRs generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

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Issuer-Specific Risks: The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer’s securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product or service, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the adviser believes is representative of its full value or that it may even go down in price.

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Management Risk:  The adviser's dependence on technical and fundamental models and judgments about the attractiveness, value and potential appreciation of particular asset classes, securities and Underlying Funds in which the Portfolio invests may prove to be incorrect and may not produce the desired results.  If the adviser’s assessment of a company’s potential is not correct, the securities in the Portfolio may decrease in value. The actively managed nature of the Portfolio increases this security selection risk.  Additionally, the value of the Portfolio’s

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shares, like company stock prices generally, will fluctuate within a wide range.  The ability of the Portfolio to meet its investment objective is directly related to the adviser’s allocation of the Portfolio’s assets using technical and fundamental models.

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Portfolio Turnover Risk: The frequency of the Portfolio’s transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio’s performance.  The Portfolio’s portfolio turnover is expected to be over 100% annually, as the Portfolio is actively traded.

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Tax Inefficiency: The adviser expects that most of the gains generated by the Portfolio will be categorized as short-term capital gains which will be subject to higher tax rates than long-term capital gains.  Given the potential tax-inefficiency of the Portfolio, investors should consider investing through a tax-deferred account and carefully consider the tax consequences before investing.

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Short Sale Risk:  The Portfolio may sell equity securities short if the adviser believes the value of the company's stock is likely to depreciate in value. A "short" sale is a transaction in which the Portfolio sells a security it does not own but has borrowed in anticipation that the market price of the security will decline. The Portfolio must replace the borrowed security by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Portfolio sold the security.  The Portfolio’s use of short sales involves additional investment risks and transaction costs.  While short sales can be used to further the Portfolio’s investment objectives, under certain market conditions they can increase volatility of the Portfolio and may lower the Portfolio’s return or result in losses.

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Underlying Funds Risk:  The Portfolio invests in ETFs, mutual funds and closed-end investment companies.  As a result, your cost of investing in the Portfolio will be higher than the cost of investing directly in ETFs, mutual funds and closed-end investment companies and may be higher than other mutual funds that invest directly in stocks and bonds. You will indirectly bear fees and expenses charged by the Underlying Funds in addition to the Portfolio’s direct fees and expenses. When the Portfolio invests in Underlying Funds that use margin, leverage, short sales and other forms of financial derivatives, such as options and futures, an investment in the Portfolio may be more volatile than investments in other mutual funds.  Short sales are speculative investments and will cause the Portfolio to lose money if the value of a security sold short by the Portfolio, or an Underlying Fund in which the Portfolio invests, does not go down as the adviser expects.  Additional risks of investing in ETFs, mutual funds and closed-end investment companies, where noted, are described below:

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ETF Tracking Risk:  Investment in the Portfolio should be made with the understanding that the ETFs in which the Portfolio invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which the Portfolio invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs' ability to track their applicable indices.

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Expense Risk:  The Portfolio invests in Underlying Funds.  As a result, your cost of investing in the Portfolio will be higher than the cost of investing directly in ETF, mutual fund and closed-end investment company shares and may be higher than other mutual funds that invest directly in stocks and bonds. You will indirectly bear

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fees and expenses charged by the Underlying Funds in addition to the Portfolio’s direct fees and expenses.

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Inverse Correlation Risk:  Underlying Funds that are inverse funds should lose value as the index or security tracked by such fund’s benchmark increases in value; a result that is the opposite from traditional mutual funds.  Successful use of inverse funds requires that the adviser correctly predict short term market movements.  If the Portfolio invests in an inverse fund and markets rise, the Portfolio could lose money.  Inverse funds may also employ leverage such that their returns are more than one times that of their benchmark.

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Leveraging Risk: The use of leverage by the Underlying Funds, such as borrowing money to purchase securities, engaging in reverse repurchase agreements, lending portfolio securities and engaging in forward commitment transactions, will magnify the Underlying Fund's gains or losses. During periods in which an Underlying Fund is utilizing financial leverage, the fees which are payable to its adviser as a percentage of the Underlying Fund's assets may be higher than if the Underlying Fund did not use leverage, because the fees are calculated as a percentage of the Underlying Fund's assets, including those purchased with leveraging.

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Management Risk:  When the Portfolio invests in Underlying Funds there is a risk that the investment advisers of those Underlying Funds may make investment decisions that are detrimental to the performance of the Portfolio.

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Net Asset Value and Market Price Risk:  The market value of the ETF and closed-end shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for fund shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when shares trade at a premium or discount to net asset value.

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Mutual Fund Risk:  The strategy of investing in Underlying Funds that are mutual funds (which includes most ETFs) could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes you pay.  In addition, certain prohibitions on the acquisition of mutual fund shares by the Portfolio may prevent the Portfolio from allocating its investments in the manner the adviser considers optimal. The Portfolio intends to purchase mutual funds that are either no-load or waive the sales load for purchases made by the Portfolio.  The Portfolio will not purchase mutual funds that charge a sales load upon redemption, but the Portfolio may purchase mutual funds that have an early redemption fee similar to the Portfolio’s.  In the event that a mutual fund charges a redemption fee, then you will indirectly bear the expense by investing in the Portfolio.  Mutual funds whose shares are purchased by the Portfolio will be obligated to redeem shares held by the Portfolio only in an amount up to 1% of the mutual fund's outstanding shares during any period of less than 30 days. Shares held by the Portfolio in excess of 1% of a mutual fund's outstanding shares therefore, may be considered not readily marketable securities, which, together with other such securities, may not exceed 15% of the Portfolio's total assets.  This liquidity risk is reduced, however, as many of the mutual funds in which the Portfolio may invest have a policy of not taking advantage of this 1% threshold and, in fact, go so far as to encourage frequent purchases and redemptions of any size.  In addition, certain mutual funds have exemptive orders in place that allow the Portfolio to own up to 25% of the assets of said fund.  When the Portfolio focuses its investments in certain mutual funds, the Portfolio’s portfolio will have a risk profile for

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such investments that will correspond to that of such mutual funds and Management Risk, described above, increases proportionately.

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Strategies Risk:  Each Underlying Fund is subject to specific risks, depending on the nature of the fund. These risks could include liquidity risk, sector risk, and foreign currency risk, as well as risks associated with fixed income securities and commodities.

Temporary Investments:  In response to market, economic, political or other conditions, the adviser may invest strategically and for defensive purposes to reduce risk.  The Portfolio may remain in defensive positions for extended periods of time based on the adviser’s assessment of market conditions.  With respect to the fundamental models, the Portfolio may on occasion establish short positions through short sales in equity securities when the adviser anticipates a decline in the market price of a security. With respect to the technical models, the Portfolio may invest in inverse funds when the market is expected to fall.  Inverse index funds seek to provide investment results that will match a certain percentage of the inverse of the performance of a specific benchmark on a daily basis.  For example, if a fund’s current benchmark is 100% of the inverse of the Russell 2000 Index and that fund meets its objective, the value of that fund will tend to increase on a daily basis when the value of the underlying index decreases (if the Russell 2000 Index goes down 5% then the fund’s value should go up 5%). When the value of the underlying index increases, the value of that fund’s shares tend to decrease on a daily basis (if the Russell 2000 Index goes up 5% then the fund’s value should go down 5%). Inverse funds are expected to be used very infrequently in only the strongest down-trending markets. Both the technical and fundamental proprietary models include risk-adjustment factors and the percentage of the Portfolio’s total assets invested in the models will fluctuate depending upon how the models identify the current market risk relative to reward. When the market risk is deemed high, a substantial position (up to 100%) may be invested in money market funds, cash or cash equivalents and can be invested in these instruments for extended periods. Furthermore, to the extent that the Portfolio invests in money market mutual funds for cash positions, there will be some duplication of expenses because the Portfolio pays its pro-rata portion of such money market funds’ advisory fees and operational fees.  Generally, temporary investments could affect the Portfolio's performance and its ability to achieve its investment objectives.

Portfolio Holdings Disclosure:  A description of the Portfolio's policies regarding the release of portfolio holdings information is available in the Portfolio's Statement of Additional Information.

MANAGEMENT

Investment Adviser:  Critical Math Advisors, LLC, located at 3840 Quakerbridge Road, Suite 130, Hamilton, NJ 08619, serves as investment adviser to the Portfolio.  Subject to the authority of the Portfolio's Board of Trustees, the adviser is responsible for management of the Portfolio's investment portfolio.  The adviser is responsible for selecting the Portfolio's investments according to the Portfolio's investment objective, policies and restrictions.  The adviser was established in 2006.  As of January 1, 2012, the adviser and its affiliated advisory firms had total assets under management of approximately $80 million.

For the fiscal year ended December 31, 2011, the adviser received annual advisory fees of $328,068, which was equal to 1.00% of the Portfolio's average daily net assets.  A discussion regarding the basis for the Board of Trustees’ renewal of the advisory agreement is available in the Portfolio's annual shareholder report dated December 31, 2011.

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The adviser has contractually agreed to waive all or part of its management fees and/or to make payments to limit Portfolio expenses, other than extraordinary or non-recurring expenses, at least until April 30, 2013, so that the total annual operating expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, underlying fund fees and expenses or extraordinary expenses such as litigation) of the Portfolio do not exceed 2.49% of average daily net assets.  Waivers and expense payments may be recouped by the adviser from the Portfolio, to the extent that overall expenses fall below the specified limits, within three years of when the amounts were waived or recouped. Fee waiver and reimbursement arrangements can decrease the Portfolio’s expenses and thereby increase its net performance to shareholders.

In addition to investment advisory fees, the Portfolio pays other expenses including costs incurred in connection with the maintenance of its securities law registration, printing and mailing prospectuses and Statements of Additional Information to shareholders, certain financial accounting services, taxes or governmental fees, custodial, transfer and shareholder servicing agent costs, expenses of outside counsel and independent accountants, preparation of shareholder reports and expenses of trustee and shareholder meetings.

Investment Adviser Portfolio Managers:  Lewis Arno and Derek Bilcik are jointly and primarily responsible for the day-to-day management of the Portfolio and have been managing the Portfolio since its inception and have worked together under the supervision of various brokerage firms for over fifteen years.

Lewis Arno

Mr. Lewis Arno currently holds the titles of President, Managing Member and Investment Adviser Representative with the adviser, which he has held since 2006. Mr. Arno is responsible for the creation and ongoing maintenance of the adviser’s trading models. Mr. Arno is also the President of Financial Planning Analysts, Inc., a position he has held since May 1981, through which life insurance business is placed. He is also a Registered Representative of The Investment Center, Inc., a registered broker dealer, a position he has held since June 2007. Mr. Arno previously served as a Registered Representative for the following broker dealers: Brookstreet Securities Corporation (December 2006 to June 2007), Northern Lights Distributors, LLC (February 2006 to November 2006) and Summit Equities, Inc. (July 1987 to February 2006). Mr. Arno had also served as an Investment Adviser Representative while he was with Summit Equities, Inc., an investment adviser and broker-dealer firm.  Mr. Arno began his career in financial services in 1967, serving as an investment adviser.  Mr. Arno started his financial planning business in 1974. In 1986, in addition to advanced estate planning, he began concentrating on money management, developing proprietary investment models and strategies designed to provide risk-averse returns. In 2003, Roger Schreiner’s Select Advisors, BTS Asset Management, Standard and Poor’s Investment Advisory LLC, and Rydex Global Advisors selected him as one of the top ten managers in the country.

Derek Bilcik

Mr. Derek Bilcik has worked with Mr. Arno since 1996 and currently holds the title of Senior Vice President and Chief Compliance Officer with the adviser, which he has held since 2006. Mr. Bilcik also currently holds the title of Investment Adviser Representative with the adviser, which he has held since 2007. Mr. Bilcik is responsible for system modeling and trading.  Mr. Bilcik is also an Associate of Financial Planning Analysts, Inc., a position he has held since February 1996, serving a support role for an insurance agent. He is also a Registered Representative of The Investment Center, Inc., a registered broker dealer, a position he has held since June 2007, serving as branch manager. From December 2006 to June 2007, Mr. Bilcik was a Registered Representative of Brookstreet Securities Corp., a registered broker-dealer. From February 1996 to December 2006, Mr. Bilcik served as an

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Associate of Summit Marketing, Inc., a firm that provided support services to Summit Equities, Inc.  Prior to joining Mr. Arno, Mr. Bilcik worked for an investment firm and hedge fund manager, Caxton Associates L.P.  Mr. Bilcik received his B.S. in Finance from Rutgers University in 1993.

The Portfolio's Statement of Additional Information provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Portfolio.

HOW SHARES ARE PRICED

The public offering price and Net Asset Value ("NAV") of Portfolio shares are determined at 4:00 p.m. (Eastern time) on each day the New York Stock Exchange ("NYSE") is open for business.  NAV is computed by determining the aggregate market value of all assets of the Portfolio less its liabilities divided by the total number of the Portfolio's shares outstanding.  ((Asset minus liabilities)/number of shares=NAV).  The NYSE is closed on weekends and most national holidays.  The NAV takes into account the expenses and fees of the Portfolio, including investment advisory, administration, and distribution fees, which are accrued daily.  The determination of NAV of the Portfolio for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Portfolio (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, securities are valued each day at the last quoted sales price on each security's principal exchange.  Securities traded or dealt in on one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the last bid on the primary exchange. Securities primarily traded in the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price.  If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the adviser in accordance with procedures approved by the Board, and evaluated by the Board quarterly as to the reliability of the fair value method used. In these cases, the Portfolio's NAV will reflect certain portfolio securities' fair value rather than their market price.  Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.  The fair value prices can differ from market prices when they become available or when a price becomes available.

The Portfolio may use independent pricing services to assist in calculating the value of the Portfolio’s securities.  Although not part of the adviser’s principal investment strategy, since the Portfolio may invest in foreign securities that are primarily listed on foreign exchanges that may trade on weekends or other days when the Portfolio does not price its shares, the value of the Portfolio’s portfolio may change on days when you may not be able to buy or sell Portfolio shares.  In computing the NAV of the Portfolio, the adviser values foreign securities held by the Portfolio at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE.  Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates.  If events materially affecting the value of a security in the portfolio occur before the Portfolio prices its shares, the security will be valued at fair value.  For example, if trading in a portfolio security is halted and does not resume before the Portfolio calculates its NAV, the adviser may need to price the security using the Portfolio’s fair value pricing guidelines.  Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Portfolio's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Portfolio's NAV by short-term traders.

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With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies that are registered under the 1940 Act (mutual funds), the Portfolio’s net asset value is calculated based upon the net asset values of the mutual funds in which the Portfolio invests, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

HOW TO PURCHASE AND REDEEM SHARES

As described earlier in this prospectus, shares of the Portfolio are intended to be sold to certain separate accounts of participating life insurance companies, as well as qualified pension and retirement plans and certain unregistered separate accounts.  You and other purchasers of variable annuity contracts will not own shares of the Portfolio directly. Rather, all shares will be held by the separate accounts for your benefit and the benefit of other purchasers of variable annuity contracts. All investments in the Portfolio are credited to the shareholder’s account in the form of full or fractional shares of the Portfolio. The Portfolio does not issue share certificates. Separate accounts may redeem shares to make benefit or surrender payments to you and other purchasers of variable annuity contracts or for other reasons described in the separate account prospectus that you received when you purchased your variable annuity contract. Redemptions are processed on any day on which the Portfolio is open for business.

When Order is Processed

Shares of the Portfolio are sold and redeemed at their current NAV per share without the imposition of any sales commission or redemption charge, although certain sales and other charges may apply to the policies or annuity contracts.  These charges are described in the applicable product prospectus. Requests to purchase and sell shares are processed at the NAV next calculated after the request is received by the participating life insurance companies, or qualified pension or retirement plan, in proper form.  All requests received in good order by the participating life insurance companies, or qualified pension or retirement plan before the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) on each day the NYSE is open will be executed on that same day.  Requests received after the close of regular trading on the NYSE, or on any day the NYSE is closed, will be processed on the next business day.  The insurance company or qualified pension or retirement plan is responsible for properly transmitting purchase orders and federal funds to the Portfolio.

The USA PATRIOT Act requires financial institutions, including the Portfolio, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts.  You will be required by your insurance company, or pension or retirement plan, to supply certain information, such as your full name, date of birth, social security number and permanent street address.  This information will assist them in verifying your identity.  As required by law, your insurance company, or pension or retirement plan may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

TAX CONSEQUENCES

The Portfolio has qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”).  As qualified, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to the separate accounts. Taxable income consists generally of net investment income, and any capital gains. It is the Portfolio’s intention to distribute all such income and gains.

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Generally, owners of variable insurance contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible state or local taxes.

Shares of the Portfolio are offered only to the separate accounts of the participating life insurance companies and their affiliates.  Separate accounts are insurance company separate accounts that fund the annuity contracts.  Under the Code, the insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity contracts.  In order for shareholders to receive the favorable tax treatment available to holders of variable insurance contracts, the separate accounts, as well as the Portfolio, must meet certain diversification requirements. If the Portfolio does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.  The diversification requirements are discussed below.

Section 817(h) of the Code and the regulations thereunder impose “diversification” requirements on the Portfolio.  The Portfolio intends to comply with the diversification requirements.  These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the Investment Company Act of 1940.  The 817(h) requirements place certain limitations on the assets of each separate account that may be invested in securities of a single issuer.  Specifically, the regulations provide that, except as permitted by “safe harbor” rules described below, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of a portfolio’s total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments.

Section 817(h) also provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account’s total assets is cash and cash items, government securities, and securities of other regulated investment companies.  For purposes of section 817(h), all securities of the same issuer, all interests in the same real property, and all interests in the same commodity are treated as a single investment.  In addition, each U.S. government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions all will be considered securities issued by the same issuer. If a Portfolio does not satisfy the section 817(h) requirements, the separate accounts, the insurance company, the policies and the annuity contracts may be taxable. See the prospectuses for the policies and annuity contracts.

For a more complete discussion of the taxation of the life insurance companies and the separate accounts, as well as the tax treatment of the annuity contracts and the holders thereof, see the prospectus for the applicable annuity contract.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you; see the Statement of Additional Information for a more detailed discussion. You are urged to consult your tax advisers.

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DIVIDENDS AND DISTRIBUTIONS

All dividends are distributed to the separate accounts on an annual basis and will be automatically reinvested in Portfolio shares unless an election is made on behalf of a separate account to receive some or all of the dividends in cash.  Dividends are not taxable as current income to you or other purchasers of variable insurance contracts.

FREQUENT PURCHASES AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio discourages and does not accommodate market timing.  Frequent trading into and out of the Portfolio can harm all Portfolio shareholders by disrupting the Portfolio’s investment strategies, increasing Portfolio expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders.  If the Portfolio invests in Underlying Funds that hold foreign securities, it is at greater risk of market timing because the Underlying Fund holding foreign securities may, itself, be subject to time zone market timing because of differences between hours of trading between U.S. and foreign exchanges.  The Portfolio is designed for long-term investors and is not intended for market timing or other disruptive trading activities.  Accordingly, the Portfolio's Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Portfolio investments as their financial needs or circumstances change.

The Portfolio reserves the right to reject or restrict purchase or exchange requests for any reason, particularly when a shareholder's trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities.  Neither the Portfolio nor the adviser will be liable for any losses resulting from rejected purchase or exchange orders.  The adviser may also bar an investor who has violated these policies (and the investor's financial adviser) from opening new accounts with the Portfolio.

Because purchase and sale transactions are submitted to the Portfolio on an aggregated basis by the insurance company issuing the variable insurance contract or variable life contract, the Portfolio is not able to identify market timing transactions by individual variable insurance contract holders.  Short of rejecting all transactions made by a separate account, the Portfolio lacks the ability to reject individual short-term trading transactions.  The Portfolio, therefore, has to rely upon the insurance company to police restrictions in the variable insurance contracts or according to the insurance company’s administrative policies.  The Portfolio has entered into an information sharing agreement with the insurance company that uses the Portfolio as an underlying investment vehicle for its separate accounts.  Under this agreement, the insurance company is obligated to (i) adopt and enforce during the term of the agreement a market timing policy, the terms of which are acceptable to the Portfolio; (ii) furnish the Portfolio, upon its request, with information regarding contract or policy holder trading activities in shares of the Portfolio, and (iii) enforce its market timing policy with respect to contract or policy holders identified by the Portfolio as having engaged in market timing.

The Portfolio will seek to monitor for market timing activities, such as unusual cash flows, and work with the applicable insurance company to determine whether or not short-term trading is involved. When information regarding transactions in the Portfolio’s shares is requested by the Portfolio and such information is in the possession of a person that is itself a financial intermediary to the insurance company (an “indirect intermediary”), the insurance company is obligated to obtain transaction information from the indirect intermediary or, if  directed by the Portfolio, to restrict or prohibit the indirect intermediary from purchasing shares of the Portfolio on behalf of the contract or policy older or any other persons.   The Portfolio will seek to apply these policies as uniformly as practicable.  It is, however, more difficult to locate and eliminate individual market timers in the separate accounts

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because information about trading is received on a delayed basis and there can be no assurances that the Portfolio will be able to do so. In addition, the right of an owner of a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and the owner.  Many of these contracts do not limit the number of transfers that a contract owner may make among the available investment options.  The terms of these contracts, the presence of financial intermediaries (including the insurance company) between the Portfolio and the contract and policy holders and other factors such as state insurance laws may limit the Portfolio’s ability to deter market timing.  Multiple tiers of such financial intermediaries may further compound the Portfolio’s difficulty in deterring such market timing activities.  Variable insurance contract holders should consult the prospectus for their variable insurance contract for additional information on contract level restrictions relating to market timing.

DISTRIBUTION OF SHARES

Distributor:  Northern Lights Distributors, LLC, 4020 South 147th Street, Omaha, Nebraska 68137, is the distributor for the shares of the Portfolio.  Northern Lights Distributors, LLC is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. ("FINRA").  Shares of the Portfolio are offered on a continuous basis.

Distribution Fees:  The Portfolio has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 (the “Plan”) under the 1940 Act with respect to the sale and distribution of shares of the Portfolio.  Shareholders of the Portfolio pay annual 12b-1 expenses of up to 1.00%.  Currently, the Board has authorized the Portfolio to pay up to 0.50%.  Shareholders will receive advance written notice of any increase. A portion of the fee payable pursuant to the Plan, equal to 0.25% of the average daily net assets, is currently characterized as a service fee as such term is defined under Rule 2830 of the FINRA Conduct Rules. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts.

The Portfolio’s distributor and other entities are paid under the Plan for services provided and the expenses borne by the distributor and others in the distribution of Portfolio shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Portfolio’s shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials.  In addition, the distributor or other entities may utilize fees paid pursuant to the Plan to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any un-reimbursed expenses.

You should be aware that if you hold your shares for a substantial period of time, you may indirectly pay more than the economic equivalent of the maximum front-end sales charge allowed by FINRA due to the recurring nature of distribution (12b-1) fees.

Additional Compensation to Financial Intermediaries:  The Portfolio's distributor, its affiliates, and the Portfolio's adviser may, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Portfolio.  Financial intermediaries include brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others.  These payments may be in addition to the Rule 12b-1 fees and any sales charges that are disclosed elsewhere in this Prospectus.  These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support.

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Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Portfolio on a sales list, including a preferred or select sales list, or other sales programs.  These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Portfolio shareholders.  The distributor may, from time to time, provide promotional incentives, including reallowance and/or payment of up to the entire sales charge, to certain investment firms.  Such incentives may, at the distributor's discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional commissions.

Householding:  To reduce expenses, we mail only one copy of the prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Portfolio at 1-866-263-9260 between the hours of 8:30 a.m. and 7:00 p.m. Eastern time on days the Portfolio is open for business or contact your financial institution. We will begin sending you individual copies thirty days after receiving your request.

VOTING AND MEETINGS

The participating insurance company that issued your variable contract will solicit voting instructions from you and other purchasers of variable annuity contracts with respect to any matters that are presented to a vote of shareholders.  The insurance company may be required to vote on a proportional basis, which means that for shares outstanding for which it receives no instructions, the insurance company will vote those shares in the same proportion as the shares for which it did receive instructions (either for or against a proposal).  To the extent the insurance company is required to vote the total Portfolio shares held in its separate accounts on a proportional basis, it is possible that a small number of variable insurance contract owners would be able to determine the outcome of a matter.  The Trust may consist of more than one portfolio.  Each portfolio will vote separately on matters relating solely to that portfolio or which affects that portfolio differently. However, all shareholders will have equal voting rights on matters that affect all portfolios equally. Shareholders shall be entitled to one vote for each share held.

The Trust does not hold annual meetings of shareholders but may hold special meetings.  Special meetings are held, for example, to elect or remove Trustees, change a Portfolio’s fundamental investment policies, or approve an investment advisory contract.  Unless required otherwise by applicable laws, one third of the outstanding shares of the Trust constitute a quorum (or one third of a portfolio or class if the matter relates only to the portfolio or class).

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Portfolio's financial performance for the period of the Portfolio's operations.  Certain information reflects financial results for a single Portfolio share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).  This information for the Portfolio has been derived from the financial statements audited by BBD, LLP, whose report, along with the Portfolio's financial statements, are included in the Portfolio's December 31, 2011 annual report, which is available upon request.

	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the Period Ended December 31, 2007 (1)
Net asset value, beginning of period	$11.19	$9.55	$7.91	$9.69	$10.00
Activity from investment operations:
Net investment income (loss) (2,3)	0.06	(0.05)	(0.01)	(0.07)	0.04
Net realized and unrealized gain (loss) on investments	(0.47)	1.69	1.65	(1.67)	(0.35)
Total from investment operations	(0.41)	1.64	1.64	(1.74)	(0.31)
Less distributions from:
Net Investment Income	-	-	-	(0.04)	-
Net asset value, end of period	$10.78	$11.19	$9.55	$7.91	$9.69
Total return (4)	(3.66)%	17.17%	20.73%	(17.99%)	(3.10%)
Net assets, end of period (000s)	$36,816	$24,826	$14,987	$13,525	$16,409
Ratio of gross expenses to average net assets (6,7)	1.92%	2.15%	2.40%	2.41%	2.42%	(8)
Ratio of net expenses to average net assets (6)	1.91%	2.12%	2.39%	2.38%	2.40%	(8)
Ratio of net investment income (loss) to average net assets(3,6)	0.51%	(0.48)%	(0.16%)	(0.77%)	0.59%	(8)
Portfolio Turnover Rate	243%	208%	203%	700%	342%	(5)

1)

Adaptive Allocation Portfolio commenced operations on May 22, 2007.

2)

Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.

3)

Recognition of net investment income by the Portfolio is affected by the timing of the declaration of the dividends by the underlying investment companies in which the Portfolio invests.

4)

Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.  Total returns for periods less than one year are not annualized.

5)

Not annualized.

6)

The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Portfolio invests.

7)

Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor and affiliates.

8)

Annualized.

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PRIVACY NOTICE

FACTS	WHAT DOES NORTHERN LIGHTS VARIABLE TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers' personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Northern Lights Variable Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Variable Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don't share
For joint marketing with other financial companies.	NO	We don't share
For our affiliates' everyday business purposes - information about your transactions and records.	NO	We don't share
For our affiliates' everyday business purposes - information about your credit worthiness.	NO	We don't share
For nonaffiliates to market to you	NO	We don't share

QUESTIONS?	Call 1-402-493-4603

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What we do :
How does Northern Lights Variable Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Variable Trust collect my personal information?

We collect your personal information, for example, when you

• open an account or deposit money

• direct us to buy securities or direct us to sell your securities

• seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can't I limit all sharing?

Federal law gives you the right to limit only:

• sharing for affiliates' everyday business purposes – information about your creditworthiness.

• affiliates from using your information to market to you.

• sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Variable Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Variable Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Variable Trust does not jointly market.

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ADAPTIVE ALLOCATION PORTFOLIO

Adviser	Critical Math Advisors, LLC 3840 Quakerbridge Road, Suite 130 Hamilton, NJ 08619	Distributor	Northern Lights Distributors, LLC 4020 South 147th Street Omaha, NE 68137
Custodian	First National Bank of Omaha 1620 Dodge Street Omaha, NE 68197	Legal Counsel	Thompson Hine, LLP 41 South High Street, 17th Floor Columbus, OH 43215
Transfer Agent	Gemini Fund Services, LLC 4020 South 147th Street, Suite 2 Omaha, NE 68137	Independent Registered Public Accounting Firm	BBD, LLP 1835 Market Street, 26th Floor Philadelphia, PA 19103

Additional information about the Portfolio is included in the Portfolio's Statement of Additional Information dated May 1, 2012 (the “SAI”).  The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus).  The SAI provides more details about the Trust’s policies and management. Additional information about the Portfolio’s investments will also be available in the Portfolio's Annual and Semi-Annual Reports to Shareholders.  In the Portfolio’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year.

To obtain a free copy of the SAI and the Annual and Semi-Annual Reports to Shareholders, or other information about the Portfolio, or to make shareholder inquiries about the Portfolio, please call 1-866-263-9260 or visit www.unusualfund.com.  You may also write to:

Adaptive Allocation Portfolio

c/o Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, Nebraska 68137

You may review and obtain copies of the Portfolio’s information at the SEC Public Reference Room in Washington, D.C.  Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room.  Reports and other information about the Portfolio are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.  Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-0102.

Investment Company Act File # 811-21853